UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2025

BioXcel Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38410	82-1386754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Long Wharf Drive

New Haven, CT 06511

(Address of principal executive offices, including Zip Code)

(475) 238-6837

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BTAI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01	Regulation FD.

On September 15, 2025, BioXcel Therapeutics, Inc. (the “Company”) provided the following corporate and financing updates:

Clinical Trial Update

On September 13, 2025, the Company completed enrollment in its open label clinical study designed to evaluate the correlation between the patient-and informant-reported mCGI-S measurement and the Positive and Negative Syndrome Scale-Excitatory Component (“PEC”) scale, conducted by trained raters. The study was designed to evaluate approximately 30 patients and the Company expects to release the results in the fourth quarter of 2025.

The results from this study, along with the results of the SERENITY At-Home Pivotal Phase 3 Safety Trial already announced, will be included in the clinical package for the sNDA submission, which is expected in the first quarter of 2026.

Financing and Liquidity Update

On April 3, 2025, the Company entered into an Equity Distribution Agreement with Canaccord Genuity LLC to sell shares of Common Stock through any method permitted that is deemed an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, under which Canaccord Genuity LLC will act as sales agent (the “ATM Program”). The Company filed a prospectus supplement with the Securities and Exchange Commission on April 3, 2025, in connection with the offer and sale of up to $8.1 million shares pursuant to the ATM Program (the “April ATM Prospectus Supplement”). On August 6, 2025, the Company filed a further prospectus supplement with the Securities and Exchange Commission in connection with the offer and sale of an additional $3.5 million shares pursuant to the ATM Program (the “August ATM Prospectus Supplement”). As of August 18, 2025, the Company filed a further prospectus supplement with the Securities and Exchange Commission in connection with the offer and sale of an additional $80.0 million shares pursuant to the ATM Program (the “Second August ATM Prospectus Supplement”).

Between July 1, 2025 and September 15, 2025, the Company raised an aggregate of $37.3 million, including (i) aggregate gross proceeds of approximately $27.6 million pursuant to the sale of 9,312,892 shares under the ATM Program and (ii) aggregate gross proceeds of approximately $9.7 million pursuant to the exercise of outstanding warrants to purchase a total of 2,300,000 shares. As of September 12, 2025, the Company had a total of 19,646,801 shares outstanding.

As a result of the receipt of these proceeds, the Company believes that their existing cash and cash equivalents will be sufficient to enable them to fund operating expenses and capital expenditure requirements into the first quarter of 2026. The Company has based this estimate on assumptions that may prove to be incorrect, and the Company could utilize available capital resources sooner than expected. The amounts and timing of actual expenditures will depend on numerous factors, including the progress of clinical and regulatory development efforts and other factors described under “Risk Factors” in the Company’s SEC filing that are incorporated by reference herein, as well as the amount of cash used in our operations.

Item 8.01	Other Events.

The disclosure under Item 7.01 is included in this Item 8.01 of this Current Report on Form 8-K and incorporated herein by reference, other than the sixth paragraph.

Forward-Looking Statements

This current report includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this current report other than statements of historical fact should be considered forward-looking statements, including, without limitation, statements related to: the Company’s upcoming data release for the patient-dyad study, the planned sNDA submission, and the Company’s ability to fund operating expenses and capital expenditure requirements into the first quarter of 2026 with current cash and cash equivalents.  When used herein, words including “anticipate,” “believe,” “can,” “continue,” “could,” “designed,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon the Company’s current expectations and various assumptions. The Company believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. The Company may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation: its limited operating history; its incurrence of significant losses; its need for substantial additional funding and ability to raise capital when needed; the impact of the reprioritization; its significant indebtedness, ability to comply with covenant obligations and potential payment obligations related to such indebtedness and other contractual obligations; the conditions and events that raise substantial doubt about its ability to continue as a going concern; its limited experience in drug discovery and drug development; risks related to the TRANQUILITY program; its dependence on the success and commercialization of IGALMI®, BXCL501, BXCL502, BXCL701 and BXCL702 and other product candidates; the number of episodes of agitation and the size of the Company’s total addressable market may be overestimated, and approval that the Company may obtain may be based on a narrower definition of the patient population; its lack of experience in marketing and selling drug products; the risk that IGALMI or the Company’s product candidates may not be accepted by physicians or the medical community in general; the Company still faces extensive and ongoing regulatory requirements and obligations for IGALMI; the failure of preliminary data from its clinical studies to predict final study results; failure of its early clinical studies or preclinical studies to predict future clinical studies; its ability to receive regulatory approval for its product candidates; its ability to enroll patients in its clinical trials; undesirable side effects or potential of misuse of the Company’s product candidates that could impact regulatory approval; its novel approach to the discovery and development of product candidates based on EvolverAI or our AI platform; the significant influence of and dependence on BioXcel LLC; failure to maintain compliance with Nasdaq’s listing standards; its exposure to patent infringement lawsuits; its reliance on third parties; its ability to comply with the extensive regulations applicable to it; impacts from data breaches or cyber-attacks, if any; risks associated with the increased scrutiny relating to environmental, social and governance (ESG) matters; risks associated with federal, state or foreign health care “fraud and abuse” laws; and its ability to commercialize its product candidates, as well the factors discussed under the caption “Risk Factors” in its most recent Quarterly Report on Form 10-Q, as such factors may be updated from time to time in its other filings with the SEC. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this current report. While the Company may elect to update such forward-looking statements at some point in the future, except as required by law, it disclaims any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this current report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2025	BIOXCEL THERAPEUTICS, INC.

/s/ Richard Steinhart
	By:	Richard Steinhart
	Title:	Chief Financial Officer